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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated March 3, 1998 appearing on page 48 of Triangle Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts."

PRICEWATERHOUSECOOPERS LLP
Raleigh, North Carolina
December 14, 1998